Consolidated Statements of Comprehensive Income $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018 USD ($)	Dec. 31, 2018 MXN ($)	Dec. 31, 2017 MXN ($)	Dec. 31, 2016 MXN ($)
Consolidated Statements of Comprehensive Income
Net (loss) income for the year	$ (34,674)	$ (682,500)	$ (651,788)	$ 3,478,598
Other comprehensive (loss) income to be reclassified to profit or loss in subsequent periods:
Net (loss) gain on cash flow hedges	(14,413)	(283,691)	(42,148)	624,694
Income tax effect	4,324	85,107	12,017	(187,408)
Exchange differences on translation of foreign operations	1,126	22,156	(7,178)	(4,756)
Other comprehensive (loss) income not to be reclassified to profit or loss in subsequent periods:
Remeasurement gain (loss) of employee benefits	304	5,989	(1,776)	(442)
Income tax effect	(91)	(1,797)	533	132
Other comprehensive (loss) income for the year, net of tax	(8,750)	(172,236)	(38,552)	432,220
Total comprehensive (loss) income for the year, net of tax	$ (43,424)	$ (854,736)	$ (690,340)	$ 3,910,818